
Simmons First
National Corporation

2017 Shareholder Meeting

Forward-Looking Statements and Non-GAAP Financial Measures

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its common stock on favorable terms, the ability of the Company to successfully implement its acquisition strategy, changes in interest rates and capital markets, inflation, customer acceptance of the Company's products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this Report, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Non-GAAP Financial Measures

This document contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company's management uses these non-GAAP financial measures in their analysis of the company's performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company's core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Simmons Bank

BOARD OF DIRECTORS



JOE D. PORTER
President
Akin Porter Produce, Inc.



EDWARD DRILLING
President
AT&T Arkansas



ROBERT L. SHOPTAW
Retired Executive
Arkansas Blue Cross & Blue Shield



MET L. JONES, II
General Manager
Dickey Machine Works



MARTY D. CASTEEL
Senior Executive Vice President,
Simmons First National Corporation
Chairman & Chief Executive Officer, Simmons Bank



MARY PRINGOS
President
Phillips Planting Company, Inc.



MARK C. DORAMUS
Chief Financial Officer
Stephens, Inc.



STEVEN A. COSSÉ
Retired President & Chief Executive Officer
Murphy Oil Corporation



CHRISTOPHER R. KIRKLAND
Principal
The Kirkland Group



BEVERLY MORROW
Vice President
TLM Management



CLIFTON ROAF, D.D.S. *Advisory Director*
Retired Dentist



H. GLENN RAMBIN
President
R&P Farms



EUGENE HUNT
Attorney
Hunt Law Firm



WILLIAM E. CLARK, II
Chairman & Chief Executive Officer
Clark Contractors, LLC



JOHN LYTLE, M.D.
Orthopedic Surgeon
South Arkansas Orthopedic Center



DEAN CHAMBLISS
Owner
HED Farms



MARK SHELTON, III *Advisory Director*
President
M.A. Shelton Farming Company, Inc.



JOHNNY McGRAW
Owner
McGraw Farms



JAY D. BURCHFIELD
Retired Financial Services Executive



W. SCOTT McGEORGE
Chairman



H. FORD TROTTER, III
General Manager



JANE W. ROGERS
Community Volunteer



ADAM B. ROBINSON, JR.
President



GEORGE O'CONNOR
Owner & President

GO FORWARD

PINE BLUFF

Simmons First Foundation

2016 In Review

STRONG REGULATORY CAPITAL



Regulatory Minimum
Regulatory "Well-Capitalized"
Simmons First National Corp.
4.00%
5.00%
10.95%
LEVERAGE RATIO
4.50%
6.50%
13.45%
COMMON EQUITY TIER 1 CAPITAL RATIO
6.00%
8.00%
14.45%
TIER 1 CAPITAL RATIO
8.00%
10.00%
15.12%
TOTAL RISK-BASED CAPITAL RATIO

as of 12/31/15

STRONG ASSET QUALITY

Consistently Outperforming Our Peers

	SFNC	ALL U.S. BANKS
Nonperforming Loans as a % of Loans[1]	1.16%[2]	1.64%
Net Charge-Offs as a % of Average Loans	.35%[3]	.45%
Net Credit Card Charge-Offs as a % of Credit Card Portfolio	1.28%	3.51%[4]

[1] Includes troubled-debt restructures
[2] Legacy loans; excluding all acquired loans
[3] Legacy loans; excluding all acquired loans and credit cards
[4] Most recently published industry average

as of 12/31/15



TOTAL ASSET GROWTH
BILLIONS OF DOLLARS
9
8
7
6
5
4
3
2
$3,527,489,000
$4,383,100,000
$4,643,354,000
$7,559,658,000
$8,400,056,000
2012
2013
2014
2015
2016

EARNINGS GROWTH



MILLIONS OF DOLLARS
100
90
80
70
60
50
40
30
20
10
$27,684,000
GAAP Earnings Per Share: $1.64
$26,870,000
Core Earnings Per Share: $1.59
$23,231,000
GAAP Earnings Per Share: $1.42
$27,612,000
Core Earnings Per Share: $1.69
$35,688,000
GAAP Earnings Per Share: $2.11
$38,707,000
Core Earnings Per Share: $2.29
$74,107,000
GAAP Earnings Per Share: $2.63
$89,622,000
Core Earnings Per Share: $3.18
$96,790,000
GAAP Earnings Per Share: $3.13
$101,409,000
Core Earnings Per Share: $3.28
2012
2013
2014
2015
2016

"Core earnings" and "diluted core earnings per share" are financial measures that exclude non-core items such as items related to branch right sizing and merger related costs. We believe these non-GAAP financial measures provide a meaningful base for period-to-period and company-to-company comparisons, which will assist investors and analysts in evaluating the core operating results of the Company and predicting future performance. See "Reconciliation of Non-GAAP Financial Measures" in the 2016 Form 10-K for a GAAP reconciliation of these non-GAAP financial measures.

DIVIDEND HISTORY



2016 Annual Dividend Yield: 1.5%
(Based on 12/31/16 stock price)
DIVIDEND PER SHARE
$1.00
$.80
$.60
$.40
$.20
$0.32
$0.36
$0.40
$0.44
$0.48
$0.53
$0.57
$0.61
$0.68
$0.73
$0.76
$0.76
$0.76
$0.76
$0.80
$0.84
$0.88
$0.92
$0.96
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16

108 CONSECUTIVE YEARS OF PAYING DIVIDENDS TO OUR SHAREHOLDERS

1–YEAR[1] TOTAL SHAREHOLDER RETURN[3]


(Dividends + Stock Appreciation)
SFNC +23%
SNL U.S. Bank Index (4) +39%
Total Return %
50
35
20
5
-10
-25
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
SFNC
SNL U.S. BANK

3-YEAR[2] TOTAL SHAREHOLDER RETURN[3]


(Dividends + Stock Appreciation)
SFNC +78%
SNL U.S. Bank Index (4) +52%
Total Return %
100
80
60
40
20
0
-20
Dec-13
Dec-14
Dec-15
Dec-16
SFNC
SNL U.S. BANK

[1] *Period from January 1, 2016 through December 31, 2016*

[2] *Period from January 1, 2014 through December 31, 2016*

[3] *Total shareholder return includes dividends plus stock price appreciation*

[4] *The SNL U.S. Bank Index includes all U.S. banks traded on the major U.S. stock exchanges (NYSE, NYSE MKT an NASDAQ)* *Source: SNL Financial*

MARKET CAPITALIZATION



number of shares X stock price
MILLIONS OF DOLLARS
2,000
1,750
1,500
1,250
1,000
750
500
250
$419,524,850
$602,805,410
$733,833,637
$1,555,100,268
$1,943,910,484
2012
2013
2014
2015
2016

Overview of Citizens National (Athens, TN)

Citizens National Footprint



Overview

- Founded in 1908
- Headquartered in Athens, TN
  - Located half-way between Knoxville MSA and Chattanooga MSA
- Operates 9 branches in East Tennessee
- Wealth management, retail brokerage, and insurance lines of business
  - Over $200 million in Trust Assets under management

FINANCIAL HIGHLIGHTS		
Headquarters	Athens, TN	
Year Established	1908	
Branches	9	
CEO (Age)	Paul G. Willson (64)	
Total Assets	$552,288	
Total Loans	356,554	
Deposits	472,840	
Loans / Deposits	75.4	%
% Core Deposits	80.7	
ROAA (1)	0.81	%
ROAE (1)	7.09	
Net Interest Margin	3.39	
Efficiency Ratio	66.1	
NPAs / Assets	1.74	%
NPAs / Loans + OREO	2.66	
Reserves / NPLs	106.2	%
Reserves / Loans	1.31	
Texas Ratio	14.3	
Tang. Com. Equity / Assets	11.51	%
Leverage Ratio	11.30	
CET1 Ratio	15.77	
Tier 1 Capital Ratio	15.77	
Total Capital Ratio	17.01	

Dollars in thousands
Source: SNL Financial
Data bank level as of or for the three months ended 3/31/16
Note: Core deposits defined as total deposits less jumbo time deposits greater than $100,000
(1) Tax affected at 35% to account for S-Corporation Status

Simmons First National Corporation

Pro Forma Footprint



NEBRASKA
IOWA
ILLINOIS
INDIANA
OHIO
COLORADO
KANSAS
MISSOURI
KENTUCKY
WEST VIRGINIA
VIRGINIA
OKLAHOMA
NEW MEXICO
TENNESSEE
NORTH CAROLINA
ARKANSAS
SOUTH CAROLINA
ALABAMA
GEORGIA
MISSISSIPPI
LOUISIANA
TEXAS
FLORIDA
Denver
Wichita
Topeka
Des Moines
Indianapolis
Columbus
Nashville
Charlotte
Atlanta
Birmingham
Santa Fe
Amarillo
Oklahoma City
Lubbock
Fort Worth
Dallas
Austin
San Antonio
Houston
Laredo
Tampa
Tallahassee
Plano
Garland
Carrollton
Keller
Grapevine
Irving
Bedford
Mesquite
Duncanville
DeSoto
Cedar Hill
Lancaster
Mansfield
Midlothian
Joshua
Lewisville
The Colony
Allen
Boyd
Justin
Trophy Club
Eagle Mountain
Lakeside
Forest Hill
Baker

Overview of First South Bank (Jackson, TN - Hardeman)

Hardeman Footprint



Nashville
Jackson
Memphis
Columbia
Murfreesboro
Knoxville
Chattanooga
Cookeville
Oak Ridge
Asheville
Huntsville
Clarksville
Hopkinsville
Florence
Decatur
Morristown
Greenville
Dalton
Anderson
Maryville
Kingsport
TENNESSEE

Overview

- Founded in 1903
- Headquartered in Jackson, TN
- Operates 10 branches in West Tennessee
- Insurance, investments and commercial and agricultural lending lines of business

FINANCIAL HIGHLIGHTS	
Headquarters	Jackson, TN
Year Established	1903
Branches	10
CEO	C. Hunter Simmons
Total Assets	$461,862
Total Loans	260,384
Deposits	372,788
Loans / Deposits	69.8 %
% Core Deposits	85.7
ROAA [(1)]	0.91 %
ROAE [(1)]	7.27
ROATCE [(1)]	8.55
Net Interest Margin	3.71
Efficiency Ratio	67.7
NPAs / Assets	0.49 %
NPAs / Loans + OREO	0.87
Reserves / NPLs	152.2 %
Reserves / Loans	0.91
Texas Ratio	4.5
Tang. Com. Equity / Assets	10.68 %
Leverage Ratio	10.12
CET1 Ratio	15.16
Tier 1 Capital Ratio	15.16
Total Capital Ratio	15.94
C&D Concentration	26.2 %
CRE Concentration	124.0

Dollars in thousands
Source: SNL Financial
Data bank level as of or for the three months ended 9/30/16
Note: Core deposits defined as total deposits less jumbo time deposits greater than $100,000
(1) Tax affected at 35% to account for S-Corporation Status

Overview of Bank SNB (Stillwater, OK - OKSB)

OKSB Footprint



Fort Collins
Westminster
Denver
Centennial
COLORADO
Pueblo
Kearney
Lincoln
KANSAS
Topeka
Overland Park
Kansas City
Garden City
Dodge City
Wichita
Liberal
OKLAHOMA
Oklahoma City
Fort Smith
Santa Fe
Albuquerque
NEW MEXICO
Clovis
Amarillo
Altus
Wichita Falls
Lubbock
Roswell
Alamogordo
Carlsbad
Fort Worth
Dallas
Paris
Tyler
Abilene
Odessa
San Angelo
TEXAS
Waco
Nacogdoches
Austin
Kerrville
San Antonio
Houston
Beaumont
CHIHUAHUA
Piedras Negras
Laredo
Southwest (31)

Overview

- Founded in 1894 (Bank SNB)
- Headquartered in Stillwater, OK
- Operates 31 branches throughout Colorado, Kansas, Oklahoma and Texas
- Offers commercial and consumer lending, deposit services, specialized cash management and other financial services

Financial Highlights

Total Assets	$ 2,468,042
Total Gross Loans	1,880,112
Total Deposits	1,947,924
Loans / Deposits	96.1%
% Core Deposits	93.4%
ROAA	0.71%
ROAE	6.00%
ROATCE	6.38%
Net Interest Margin	3.43%
Efficiency Ratio	64.8%
NPAs / Assets	1.11%
NPAs / Loans + REO	1.46%
C&D Concentration	11.0%
CRE Concentration	43.9%

Dollars in thousands
Source: SNL Financial
Data as of or for the three months ended 9/30/16
Note: Core deposits defined as total deposits less jumbo time deposits greater than $250,000

Overview of Southwest Bank (Fort Worth, TX - First Texas)

SWB Footprint



First Texas (16)
Greenwood
Sanger
Pilot Point
Van Alstyne
Anna
Celina
Aubrey
Melissa
Decatur
Stony
Denton
Prosper
McKinney
Corinth
Frisco
Allen
Boyd
Justin
The Colony
Lewisville
Plano
Wylie
Trophy Club
Carrollton
Eagle Mountain
Keller
Grapevine
Garland
Rockwall
Azle
Rowlett
University Park
Lakeside
Bedford
Irving
Dallas
Mesquite
Forest Hill
Duncanville
Seagoville
DeSoto
Cedar Hill
Lancaster
Combine
Midlothian
Joshua
Alvarado
Palmer
Waxahachie
Cleburne
Ennis
Byrd
Itasca
Italy

Overview

- Founded in 1963
- Headquartered in Fort Worth, Texas
- Operates 16 branches in the Dallas / Fort Worth Metroplex
- Offers personal and business banking, wealth management and mortgage services

Financial Highlights

Headquarters	Fort Worth, TX
Year Established	1963
Branches	16
CEO	Vernon Bryant
Total Assets	$ 2,018,711
Total Loans & Leases (Incl. HFS)	1,758,879
Total Deposits	1,514,579
Loans / Deposits	116.1%
% Core Deposits	94.7%
ROAA	1.09%
ROAE	9.60%
ROATCE	11.58%
Net Interest Margin	3.86%
Efficiency Ratio	59.8%
NPAs / Assets	0.14%
NPAs / Loans + REO	0.16%
C&D Concentration	106.1%
CRE Concentration	363.6%

Dollars in thousands
Source: SNL Financial
Data as of or for the three months ended 9/30/16
Note: Core deposits defined as total deposits less jumbo time deposits greater than $250,000

Attractive & Diverse Regional Footprint

Southwest

- Footprint concentrated in high growth metropolitan areas
  - Deposit market share rank of #10 in OK
  - Deposit market share rank of #19 in DFW
- 50 branches with ~$3.4 billion total deposits
- Ongoing consolidation opportunities
- Commercial lending focus



Denver
COLORADO
KANSAS
Wichita
Amarillo
Fort Worth
Dallas
TEXAS
Austin
San Antonio
Laredo
SFNC (3)
OKSB (31)
SWB (16)

Missouri and Arkansas

- Stable core deposit markets
  - Deposit market share rank of #21 in MO
  - Deposit market share rank of #6 in AR
- 107 branches with ~$4.7 billion total deposits
- Strong organic growth in St. Louis & Kansas City
- Community banking focus



SFNC (107)
Quincy
Kansas City
MISSOURI
Paragould
Memphis
Texarkana

Tennessee

- Strong presence stretching across Tennessee
  - Deposit market share rank of #10 in TN
- 49 branches with ~$2.3 billion total deposits
- Community banking focus
- Commercial lending opportunity in Nashville & Knoxville



SFNC (49)

2017 & Beyond

Preparing for $10 Billion in Assets

- ***Regulatory Cost***
- ***Durbin Amendment Cost***

Regulatory Cost

(Audit and Compliance)

- ***2015 total cost $4.1 million***
- ***2016 total cost $7.0 million***
- ***2017 total cost $9.3 million (projected)***

  (does not include pending or future acquisitions)

Durbin Amendment Cost

(Debit Card Interchange)

- ***2017 projected total cost $0***
- ***2018 projected total cost $6 million***
- ***2019 projected total cost $12 million***


Simmons First
National Corporation

2017 Shareholder Meeting